Exhibit 10.6

SELF-STORAGE SECURITISATION BV

SHURGARD SELF STORAGE SCA

THE OTHER CHARGORS

THE ENGLISH NON-CHARGORS

CITIGROUP GLOBAL MARKETS LIMITED

CITICORP TRUSTEE COMPANY LIMITED

TAX DEED OF COVENANT

THIS DEED OF COVENANT is made on 15 October 2004

BY:

(1)	SELF-STORAGE SECURITISATION BV (the “Issuer”);

(2)	SHURGARD SELF STORAGE SCA (the “Borrower”);

(3)	THE CHARGORS listed in Schedule 1 (together with the Borrower, the “Chargors”); and

(3)	SHURGARD UK PROPERTIES LIMITED, SHURGARD UK WEST LONDON LIMITED and SHURGARD SERVICES UK LIMITED (together, the “English Non-Chargors”),

(together, the “Covenantors”)

IN FAVOUR OF:

(5)	SELF-STORAGE SECURITISATION BV (the “Issuer”);

(6)	CITIGROUP GLOBAL MARKETS LIMITED in its capacity as Manager; and

(7)	CITICORP TRUSTEE COMPANY LIMITED in its capacity as Borrower Security Trustee and Trustee,

(together, the “Covenantees”);

WHEREAS:

This Tax Deed of Covenant is being entered into for the purpose of the Issuer, the Borrower and the other Chargors giving certain representations and covenants in favour of the Covenantees.

NOW THIS DEED OF COVENANT WITNESSES as follows:

1.	DEFINITIONS AND INTERPRETATIONS

1.1	Definitions

“Available Losses” means any current or historic tax losses which a Chargor is, under the tax law of its local jurisdiction, able to utilise to reduce or eliminate its own taxable profits and/or to surrender or transfer to another company;

“Chargor Accession Deed” means a deed substantially in the form set out in Schedule 3 hereto;

“Corporation Tax Rate” means, in relation to an accounting period of a company, the rate of tax on that company’s profits applicable to that company in that accounting period, determined on a daily time apportioned basis if different statutory rates of corporation tax apply in different parts of that accounting period;

“Disposal Tax Liability” in relation to a proposed disposal by a Chargor of an asset or assets means the aggregate of all Tax that would result were the disposal to go ahead;

“Shurgard UK VAT Group” means Shurgard Storage Centres UK Limited and Shurgard UK Wokingham Ltd., Shurgard UK Properties Limited, Shurgard UK West London Limited and Shurgard Services UK Limited and any other companies becoming part of the same VAT Group pursuant to clause 14.1(i) below;

“Transaction Tax Opinion” means the tax opinion of Deloitte & Touche Conseils Fiscaux SC s.f.d. SCRL relating to the Transaction and the Transaction Documents and dated on or about the date hereof; and

“VAT Group” means a group of companies treated as a single taxable person pursuant to Article 4(4) of EU Directive 77/388 (the “Sixth Directive”) or pursuant to any domestic legislation enacting Article 4(4) of the Sixth Directive.

1.2	Interpretation

Terms used (but not defined) in this Deed shall, except where the context otherwise requires and save where otherwise defined, bear the meanings ascribed to them in the master framework agreement (the “Master Framework Agreement”) between, inter alios, the parties hereto and dated on or about the date hereof 2004. This Deed shall be construed in accordance with the rules of construction set out in the Master Framework Agreement.

2.	TDC BREACH

2.1	A “TDC Breach” will occur upon any breach of a covenant or representation given herein, subject to Clause 2.2 below.

2.2	A breach by a Covenantor (the “Affected Person”) of a covenant or representation (the “Relevant Obligation”) given herein will not constitute a TDC Breach to the extent such breach results from a change of law or a change of practice or implementation by any Tax Authority which either:

(a)	requires the Affected Person (or any other person who is the subject of the covenant or representation in question) to take action resulting in a breach of the Relevant Obligation; or

(b)	renders compliance by the Affected Person (or any other person who is the subject of the covenant or representation in question) with the Relevant Obligation unlawful or illegal.

2.3	The Affected Person shall, reasonably promptly, notify the Borrower Security Trustee upon becoming aware that Clause 2.2 above applies to prevent a breach of a covenant or representation constituting a TDC Breach, and such notice shall specify in reasonable detail the circumstances which have resulted in the application of Clause above.

3.	REPRESENTATIONS AND COVENANTS BY THE ISSUER AND EACH OF THE CHARGORS

3.1	On the date of this Deed and for so long as any of the Notes remain outstanding, the Issuer and each Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	it is managed and controlled and effectively managed only in the jurisdiction in which it is incorporated or established (its “home jurisdiction”);

(b)	it is tax resident only in its home jurisdiction;

(c)	it is registered as a taxable person for VAT purposes (voluntarily or due to a requirement to be VAT registered) in its home jurisdiction only;

(d)	it is subject to the corporate tax regime that is applicable to companies resident in its home jurisdiction, with no deviation as to taxable basis or tax rate from the common tax regime applicable therein;

(e)	it does not have any operations or permanent establishment outside its home jurisdiction;

(f)	the Transaction Documents to which it is party have been or will be duly authorised and executed in accordance with all applicable laws;

(g)	the Transaction Documents to which it is party constitute legal, valid, binding and enforceable obligations subject to matters of law qualified in legal opinions given on the Closing Date;

(h)	the Transaction Documents represent and contain all the entirety of the transactions entered into by it in connection with the Transaction, and it has entered into no other arrangements which modify or supersede any of the terms of the Transaction Documents;

(i)	it will at all times fully perform and observe the terms of the Transaction Documents;

(j)	all representations and warranties given by it under the Transaction Documents (other than this Deed of Covenant) are correct;

(k)	the Transaction and all elements thereof to which it is a party are carried out for bona fide commercial purposes and that it will properly document the bona fide commercial character of the Transaction through minutes of boards of directors or similar documentation;

(l)	it has complied and will comply with all of its direct and indirect tax filing and compliance requirements, and all filings made have been correct and complete;

(m)	all Tax payable by it, or assessed upon it, has been and is paid when due;

(n)	save as specifically disclosed in the Transaction Tax Opinion, no stamp, registration or similar tax in any Relevant Jurisdiction (which shall not, for the avoidance of doubt, include any applicable registration fees or delivery in respect of security granted) is payable in relation to any Borrower Transaction Document to which it is a party;

(o)	the direct or indirect shareholders of the Issuer are not directly or indirectly related to the Shurgard Europe Group (i.e. by way of shareholding or legal/economic management and control) or to any of its personnel (i.e. directors, employees or agents);

(p)	no director of the Issuer is directly or indirectly related to the Shurgard Europe Group (i.e. by way of shareholding or legal/economic management and control) or to any of its personnel (i.e. directors, employees or agents);

(q)	it has and will prepare and deliver in a timely manner and, in accordance with applicable laws and regulations, to the competent taxation authorities all such declarations which it is obliged to prepare and deliver, and punctually pay all amounts due in respect of taxation (including but not limited to Taxation related to the Mortgaged Properties and to the ownership thereof) which it would be prudent to pay in order to avoid the creation, existence or registration of any tax lien, judicial mortgage or other security interest of the relevant taxation authorities, unless it is contesting in good faith its liability for such taxation based on the opinion of tax advisers of international standing; and

(r)	no claims are being or are reasonably likely to be asserted against it by any tax authority with respect to unpaid Taxes save to the extent there may be any bona fide dispute in respect of such unpaid Taxes.

4.	REPRESENTATIONS AND COVENANTS BY EACH OF THE CHARGORS

4.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	the Available Losses shown against its name in Schedule 2 hereto represent its reasonable good-faith estimate of the minimum Available Losses available to it (or, where applicable, the fiscal unit of which it is a member) as at 31 December 2003;

(b)	it will not surrender or transfer any Available Losses to any other person, except in accordance with Clause 15 below, or by any action or inaction otherwise cause any Available Losses to be lost or reduced (save the utilisation of such Available Losses to reduce or eliminate its taxable profits);

(c)	the terms of the Transaction Documents to which it is party are on terms that would apply between parties acting at arm’s length (and, in particular, the amounts, terms and interest rates of the loans are at arm’s length) and this can be justified based on written documents in its (or another Chargor’s) possession;

(d)	it will not dispose of any interest in any asset or in any part of an asset which it holds, except in accordance with Clause 16 below;

(e)	it will not grant a new Intra-Group Lease except in accordance with Clause 17 below;

(f)	it is not required under any law to make any deduction or withholding for or on account of Tax from any rental income payable by it.

(g)	it has complied with all of its obligations to charge and collect VAT and make all VAT deductions when required;

(h)	it is subject to the common VAT regime in its home jurisdiction with a right to a full recovery of input VAT, save in the case of the English Chargors and the Danish and Swedish OpCos (which are partially exempt) and the Dutch Chargors (in relation to which please see the specific representation below);

(i)	it (unless it is a Danish Chargor) does not (i) own stock in Denmark, (ii) sell goods which are situated in Denmark at the time of delivery, (iii) acquire goods in Denmark from countries outside Denmark, (iv) import goods from countries outside the EU into Denmark, (v) render services in Denmark, which are subject to Danish VAT, except services for which the VAT liability rests with the customer (under the reverse charge mechanism);

(j)	it has taken all necessary steps to claim as soon as possible from the competent taxation authorities a full refund of any VAT amount paid in connection with the Mortgaged Properties that is refundable to it by duly completing and delivering to such authorities any claim, form or other documentation required in order to obtain such refund;

(k)	the Shurgard Europe Group will not allow or make arrangements for the activities of any of its UK resident companies to become small or negligible;

(l)	no company resident in the UK controlled by any Chargor will make a capital distribution otherwise than on a reduction of share capital;

(m)	no fees linked to the Transaction will be directly payable by any of the Chargors (other than the Borrower) under the Transaction Documents;

(n)	it will file its tax returns on the basis set out in the Transaction Tax Opinion; and

(o)	all Chargors will continue to be the same entities, save for mergers between Belgian Chargors and mergers between Dutch Chargors.

5.	FURTHER REPRESENTATIONS MADE BY EACH OF THE CHARGORS

5.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each Chargor hereby further represents and covenants in favour of the Covenantees as follows:

(a)	the principal fees to be paid by (or to) the Borrower or the Chargors under the Transaction Documents are:

(i)	the Initial Facility Fee and the Ongoing Facility Fee paid by the Borrower to the Issuer; and

(ii)	the Cash Administrator Fee paid by the Issuer to the Borrower.

(b)	the Borrower will lend amounts to the Chargors sufficient to enable the Chargors to fully repay their existing indebtedness owed by the Chargors to the Borrower together with (for certain Chargors) an additional amount to be used for general corporate purposes of that Chargor;

(c)	the Borrower will apply funds received from the Chargors (together with any balance remaining from advances under the Issuer/Borrower Loan Agreement and not advanced to Chargors) to repay its existing credit facility with Citibank N.A. Any excess funds available to the Borrower will be used for its general corporate purposes;

(d)	Chargors will maintain individual store accounts (one per store) into which business receipts will be paid and from which expenses will be made. Amounts in excess of EUR 20,000 per store (or its equivalent in applicable foreign currency) will be on-lent (under the Cash Pooling Loan and Cash Administration Agreement) to the Main Opco in each relevant jurisdiction. The Main Opco will then on-lend its funds (under the Cash Pooling Loan and Cash Administration Agreement) to the Borrower (or in the case of the French Main OpCo, to the Dutch Main OpCo, who will then cash pool to an account maintained by the Borrower);

(e)	no loans will be made under the Cash Pooling Loan and Cash Administration Agreement between the Borrower and any Chargors other than the English, Danish, Swedish and Dutch Main OpCos;

(f)	the Chargors (other than the French Chargors) may repay their Intercompany Loans instead of making loans under the Cash Pooling Loan and Cash Administration Agreement. The French Chargors will not repay their Intercompany Loans prior to repayment of the Issuer/Borrower Loan;

(g)	interest on the Intercompany Loans made to the French Chargors by the Borrower will be accrued unpaid until the Intercompany Loans are repaid, at which point the accrued interest will be paid in full;

(h)	amounts lent under the Cash Pooling Loan and Cash Administration Agreement will be repaid to the relevant Chargor upon request (provided there is no Potential Event of Default/Event of Default outstanding under the Issuer/Borrower Loan Agreement) for payment of general operating expense, capital/maintenance expense, acquisition of further property or making a distribution;

(i)	the Borrower may utilise its funds to make further advances to Chargors, repay cash pool loans made by Chargors, purchase property or make loans or distributions or otherwise for its general corporate purposes;

(j)	Chargors may provide services to one another or to a non-Chargor, and intra group loans may arise in the event that payments for services are not made. Although the Transaction Documents are flexible as to the providers and the recipients of these services and therefore the identity of the lender and borrower in respect of such intra group loans, the intra group loans will in practice be limited to the following circumstances:

(i)	loans arising as a result of services directly rendered by the Borrower to any Chargor or Non-Chargor; and

(ii)	loans arising as a result of services rendered by a Main Opco to the Chargors in its own jurisdiction;

(k)	the different loans between any of the Borrower, Chargors and Non-Chargors pursuant to the Non-Securitisation Group Intercompany Loan Agreement, the Securitisation Group Intercompany Loan Agreement and the Cash Pooling Loan and Cash Administration Agreement will be incidental to the operational activities of the Borrower, the Chargors and the Non-Chargors rendered in the framework of their core business, and all Main OpCos are legal owners of the interest payments made to them and carry out operational activities in the framework of their core business;

(l)	the sub-license of intellectual property rights, as formalised in the side letter between the Borrower and the Chargors headed “Sub-Licence of Intellectual Property Rights” dated 15 October 2004, has been in place since 1999 (i.e. pre-Transaction);

(m)	whilst it is generally intended that Chargors will settle balances at the end of each quarter for services provided to it by other Chargors, to the extent that balances are not paid, they will be treated as Intercompany Loans upon which interest will be payable at a commercial rate; and

(n)	no Chargor will issue a discounted bond under the Securitisation Group Intercompany Loan Agreement unless the tax treatment of such bond would not (as confirmed by an appropriate tax opinion from an internationally recognised firm of solicitors or chartered accountants, in a form satisfactory to the Borrower Security Trustee) result in a greater tax liability (including withholding tax liability) and/or reduced tax deduction for the payer or payee than would be the case had Intercompany Loans been made.

6.	REPRESENTATIONS AND COVENANTS GIVEN BY THE ISSUER

6.1	On the date of this Deed and for so long as any of the Notes remain outstanding, the Issuer hereby represents and covenants in favour of the Covenantees as follows:

(a)	it has not and will not carry on any trade, business or other activities or make any supply for VAT purposes or enter into any transaction or agreement other than pursuant to the Transaction Documents;

(b)	upon timely request from the Borrower or a Chargor, it will present Belgian tax Form 276 Int-Aut to the Dutch tax authorities for signature within 15 days after attribution or payment of the interest to the Issuer and, upon return, duly signed by the Dutch tax authorities, will immediately deliver this form to the Borrower or the Chargor (as the case may be);

(c)	for Dutch tax purposes all costs, indemnities, fees or expenses paid by or to it are ‘at arm’s length’ and that the amount of these costs can be evidenced with invoices;

(d)	for Dutch tax purposes the terms and conditions of the Issuer Security are ‘at arm’s length’ and that the amount of any related costs can be evidenced with invoices;

(e)	for Dutch tax purposes the Borrower will be considered to be remunerated on an arm’s length basis by the Issuer for acting as Cash Administrator;

(f)	it is a taxable person in accordance with article 7 of the Dutch Value Added Tax Act (Wet op de Omzetbelasting 1968);

(g)	the Issuer is managed exclusively from The Netherlands by one or several Dutch managing directors and that there is no director other than the managing director(s); and

(h)	none of the managing directors of the Issuer is directly or indirectly related to the Shurgard Europe Group (i.e. by way of shareholding or legal/economical management and control) or to any of its personnel (i.e. directors, employees or agents).

7.	REPRESENTATIONS AND COVENANTS GIVEN BY THE BORROWER

7.1	On the date of this Deed and for so long as any of the Notes remain outstanding, the Borrower hereby represents and covenants in favour of the Covenantees as follows:

(a)	it will recharge to the other Chargors, on an arm’s length basis, all costs, indemnities, fees or expenses related to the Transaction pursuant to the pre-existing cost sharing arrangements in the Shurgard Europe Group;

(b)	it will file a withholding tax return (Forms 273) and Form 276 Int.-Aut., duly signed by the Dutch tax authorities, with the competent Belgian tax authorities within 15 days after the first interest payment it makes to any party other than a Belgian Chargor;

(c)	it beneficially owns 100% of the ordinary share capital of the English Chargors;

(d)	it is beneficially entitled to 100% of the profits available for distribution by the English Chargors to their respective equity holders. An equity holder for these purposes is any person who holds ordinary shares or is a loan creditor in respect of a non-commercial loan. A non-commercial loan for these purposes is a loan that is convertible into shares and securities other than shares and securities in the English Chargors’ quoted parent company or a loan that carries rights to additional income or capital in excess of normal commercial terms;

(e)	it the Borrower is beneficially entitled to 100% of the assets available to equity holders of each English Chargor on a winding up of that English Chargor;

(f)	it does not hold any of the ordinary share capital of the English Chargors as a trading asset;

(g)	other than the English Chargors and the English Non-Chargors, it does not control (for the purposes of either section 416 or section 840 of the United Kingdom Income and Corporation Taxes Act 1988) any companies which are tax resident in the United Kingdom;

(h)	it will not enter into agreements whereby gross dividend, interest or royalties will be attributable or payable on a net basis;

(i)	it will not enter into agreements with real estate contractors, who are not registered as real estate contractors with the Provincial Registration Commission in Belgium during the whole duration of their contract with it;

(j)	it will ensure that registration duties due will be paid on time and based upon the correct taxable basis - being the fair market value - in every real estate transaction (e.g. sale, rental, contribution, usufruct, etc.) to which it is a party;

(k)	it has its effective headquarters (siège de direction effective) in Belgium for French tax purposes and holds at least 25% of the share capital of its direct French subsidiaries owned at the Closing Date for at least two years and is subject to corporate income tax in Belgium without being exempted;

(l)	it will not subscribe to or acquire any other shares, beneficiary shares (parts bénéficiaires / winstbewijzen) and warrants in any company, including any shares resulting from the exercise of subscription rights or warrants or the conversion of beneficiary shares;

(m)	the Borrower has a direct participation of at least 25% in the share capital of all the French non-Chargors (except in the share capital of TRS France, First Shurgard France and Second Shurgard France) and such participation has been held for an uninterrupted period of at least two years;

(n)	TRS France is 100% held by Shurgard France SAS;

(o)	First Shurgard France and Second Shurgard France are indirectly held by the Borrower as to 20%;

(p)	its shareholdings in the Dutch Chargors and Dutch non-Chargors are held as part of its business assets (vermogen van een onderneming) for Dutch tax purposes;

(q)	all Dutch resident companies of the Shurgard Group are subsidiaries of the Borrower, either directly or indirectly through Shurgard Nederland BV;

(r)	in receiving interest from the English Chargors, the Borrower is doing so for its own benefit and not as an intermediary, such as an agent, trustee or authorised signatory for some other person;

(s)	any loan arising as a result of services rendered by the Borrower to a non-Chargor located in the UK is intended to be short term in nature and will be paid off within 12 months;

(t)	it is and will remain the Cash Administrator;

(u)	the quarterly average (calculated over any twelve month period) of the aggregate amount of VAT for which the members of the Shurgard UK VAT Group will be liable to account to Customs & Excise in respect of supplies made by members of the Shurgard UK VAT Group which are not Chargors will not exceed £255,000;

(v)	there will be no material change in the nature of the business of those members of the Shurgard UK VAT Group that are not Chargors;

(w)	if the Borrower anticipates that representations 7.1(u) and/or (v) above may cease to be the correct within the next six months, it will take such steps as are reasonably practicable to change the membership of the Shurgard UK VAT Group or make such other arrangements as to ensure that such representations continue to be correct; and

(x)	it is not a close company for United Kingdom tax purposes.

8.	REPRESENTATIONS AND COVENANTS GIVEN BY THE BELGIAN CHARGORS OTHER THAN THE BORROWER

8.1	On the date of this Deed and for so long as the Issuer/Borrower Facility Agreement remains in force, each Belgian Chargor represents and covenants in favour of the Covenantees as follows:

(a)	it will file a withholding tax return (Forms 273) and all required certificates, with the competent Belgian tax authorities within 15 days of the first interest payment it makes to any party other than a Belgian Chargor;

(b)	it will not enter into agreements whereby gross dividend, interest or royalties will be attributable or payable on a net basis;

(c)	it will not enter into agreements with real estate contractors, who are not registered as real estate contractors with the Provincial Registration Commission during the whole duration of their contract with it; and

(d)	it will ensure that registration duties due will be paid on time and based upon the correct taxable basis - being the fair market value - in every real estate transaction (e.g. sale, rental, contribution, usufruct, etc.) to which it is a party.

9.	REPRESENTATIONS AND COVENANTS GIVEN BY THE DANISH CHARGORS

9.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each Danish Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	the debt to equity ratio of the consolidated group of Danish Chargors and other Danish companies under the common control of the Danish Chargors does not exceed 4:1;

(b)	it will comply and has complied with the Danish VAT rules concerning the capital goods scheme on every sale of real estate;

(c)	the mortgage in respect of the Mortgaged Properties held by it will be registered in the public register (“Tingbogen”);

(d)	the Danish tax group consists of the following entities: Shurgard Denmark ApS (Chargor), Shurgard Roskilde ApS, Shurgard Hoersholm ApS and Shurgard Services Denmark ApS but not Shurgard Real Estate ApS;

(e)	Shurgard Denmark ApS will maintain its full ownership of the subsidiaries included in the tax group as long as the tax group is in place (save when a subsidiary is sold in accordance with the provisions of Clause 16 below);

(f)	Shurgard Services Denmark ApS will be able to pay its own taxes; and

(g)	none of the Danish Chargors is a member of a Danish VAT Group, nor will they enter such a group.

10.	REPRESENTATIONS AND COVENANTS GIVEN BY THE FRENCH CHARGORS

10.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each French Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	Shurgard France SAS and Shurgard Services France (TRS France) have been tax consolidated since 1 January, 2004;

(b)	it will file form n° 2062 before February 16th of each year and include details of all loans made under the Securitisation Group Intercompany Loan Agreement during the previous year.

(c)	it will file form n° 2561 (IFU), before February 15th of each year and include details of all interest paid on loans made under the Securitisation Group Intercompany Loan Agreement in the previous year;

(d)	it has entered into the Securitisation Group Intercompany Loan Agreement in the normal course of its business;

(e)	the interest rate of loans made under the Securitisation Group Intercompany Loan Agreement will not exceed the maximum tax deductible interest rate set forth in Article 39.1.3° of the French tax code (i.e. 5.05% for calendar year 2003);

(f)	its share capital is entirely paid-up;

(g)	when the French Chargors purchase a going concern, there will be no taxes remaining unpaid by the Vendor in the twelve months period prior to the acquisition date (save where adequate provision is made for the payment of such tax).

(h)	all transactions are and will be undertaken by it for a business purpose and none are and or will be either fictitious or used as a method of tax avoidance;

(i)	other than pursuant to the Transaction Documents, it does not and will not make any hidden distributions (i.e. non-declared profits)

(j)	in the event it purchases property from a person resident outside France, it will take all reasonable steps to ensure that such vendor pays any withholding tax due according to article 244-bis of the French tax code;

(k)	to the extent required by applicable French law, it will inform the French tax authorities in a timely manner of all leases which are terminated, or are allowed to lapse;

(l)	it will take all reasonable steps to ensure that any purchaser of property sold by it will pay any stamp duty due; and

(m)	the Securitisation Group Intercompany Loan Agreement between the French Chargors and the Borrower are signed before the disposal of the funds and not structured as a current account (“compte courant”).

11.	REPRESENTATIONS AND COVENANTS GIVEN BY THE SWEDISH CHARGORS

11.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each Swedish Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	it is not a member of a Swedish VAT Group and will not enter such a group;

(b)	none of the Swedish Chargors will sell shares in a company where the value of liquid assets (e.g. cash, bank balances, receivables other than trade receivables, listed securities) or assets easily converted into liquid assets (e.g. deposit certificates regarding metals or other deposited assets, assets already disposed based on forward agreements), held directly or indirectly (legally and/or economically), exceeds 50% of the price received for the shares;

(c)	none of the Swedish Chargors will, after a sale of shares, directly or indirectly (legally and/or economically), repurchase assets held, directly or indirectly (legally and/or economically), by the company, which shares has been sold;

(d)	all income and/or loss in the Swedish “KB-type” Chargors is distributed to Shurgard Sweden AB for tax purposes;

(e)	the Swedish “KB-type” Chargors are voluntary registered for VAT on letting out real estate property in Sweden; and

(f)	the partners in the Swedish “KB-type” Chargors are Shurgard Sweden AB and the Borrower.

12.	REPRESENTATIONS AND COVENANTS GIVEN BY THE DUTCH CHARGORS

12.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each Dutch Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	Shurgard Nederland BV has not applied and will not apply to continue the fiscal unity regime applicable before 1 January 2003 during the transitional period;

(b)	Shurgard Nederland BV, together with one or more of its subsidiaries in the fiscal unity, has not requested to dissolve the fiscal unity for such subsidiar(y)(ies) under the fiscal unity regime applicable up to 1 January 2003;

(c)	the affairs of the Dutch Chargors and Shurgard Nederland Spijkenisse BV and Shurgard Nederland Utrecht Franciscus BV have been managed in such a way as to ensure that the conditions of the old fiscal unity regime, applicable up to 1 January 2003, have been continuously met by all these companies;

(d)	the capital of the Dutch Chargors is and will remain to be divided into ordinary shares only;

(e)	the affairs of the Dutch Chargors and Shurgard Nederland Spijkenisse BV and Shurgard Nederland Utrecht Franciscus BV have been managed and will be managed in such a way as to ensure that the conditions of the new fiscal unity regime, applicable as of 1 January 2003 have been and will be continuously met by all these companies, such that there is a fiscal unity at the date of this Opinion and further that this fiscal unity will remain intact;

(f)	Shurgard Nederland BV, together with one or more of its subsidiaries in the fiscal unity, has not requested to dissolve the fiscal unity for such subsidiar(y)(ies) under the fiscal unity regime applicable as of 1 January 2003;

(g)	Shurgard Nederland BV, or any other entity with which it forms a fiscal unity, has not (other than under the terms of the Transaction) taken out a loan relating to the acquisition of shares – including a contribution of equity – in another fiscal unity entity and the interest on which loan is legally or de facto, directly or indirectly payable to an entity or individual which is related to the first-mentioned entity;

(h)	it does not and will not manage a Dutch permanent establishment of or act as a permanent representative for any other company;

(i)	it does not and will not have any responsibilities with respect to the settlement of a liquidated company;

(j)	no employees of other companies are nor will be seconded to it

(k)	it is not a contractor, subcontractor or constructor of a projects of a material nature in the normal course of its business;

(l)	it is nor will be a formal and/or factual (“feitelijk leiding gevende”) director of any other company;

(m)	the following Shurgard companies are included in a Dutch fiscal unity for Dutch corporate income tax purposes: Shurgard Nederland BV, Shurgard Nederland Delft BV, Shurgard Nederland Spijkenisse BV, Shurgard Nederland Veldhoven BV, Shurgard Nederland Utrecht Cartesius BV, Shurgard Nederland Utrecht Franciscus BV, Shurgard Nederland Diemen BV, Shurgard Nederland Dordrecht Ampere BV, BéCé Ateliers;

(n)	all Dutch Chargors, except for BéCé Ateliers BV, are in the same Dutch VAT Group;

(o)	BéCé Ateliers BV is making regular supplies of goods or services for consideration and is VAT registered in The Netherlands;

(p)	the core business of the Dutch Chargors is providing self storage facilities and that, besides the cash that is put at the disposal of the Borrower, no interest bearing loans are issued or financial services are provided by the Dutch Chargors (the Dutch VAT Group as well as BéCé Ateliers BV);

(q)	the Dutch Chargors (the Dutch VAT Group as well as BéCé Ateliers BV) perform both VAT exempt (the lease of immovable property) as well as VAT taxable activities (e.g. VAT taxable lease of immovable property) and that in addition the Dutch VAT Group as well as BéCé Ateliers BV use a pro rata calculation for the deductibility of the input VAT that is not directly contributable to VAT exempt or VAT taxable activities;

(r)	it will not dispose of any shares in its subsidiaries (save when a subsidiary is sold in accordance with the provisions of Clause 16 below);

(s)	it will not transfer its place of tax residence;

(t)	it will not transfer any economic ownership in any of its immovable properties and/or legal rights in rem and/or properties which are deemed to be immovable properties (referred to as ‘fictitious immovable properties’, such as shares in certain companies owning real estate) (other than in accordance with the provisions of Clause 16 below);

(u)	with respect to all pre-existing loans taken out by it that are being refinanced as a result of the Transaction:

(i)	the purpose of such loans was to (re)finance the acquisition, construction and/or improvement of its immovable property situated in The Netherlands;

(ii)	the interest expenses relating thereto did not and will not relate legally or factually, directly or indirectly, to outstanding profit distributions, redemptions or contributions of share capital, or the redemption or extension of a Hybrid Loan for Dutch tax purposes as mentioned in article 10a, paragraph 1 CITA 1969);

(iii)	all such loans are structured such that they do not and will not fall within the scope of the interest deduction limitations of article 10a, paragraph 2 CITA 1969; and

(iv)	interest expenses do not and will not relate to a loan related to, without limitation:

(A)	a profit distribution, repayment of capital or redemption of a Hybrid Loan (for Dutch tax purposes) to a related entity or individual;

(B)	the acquisition, including the additional capitalisation of the shares in a related group company in cases where the ultimate ownership of the shares does not change; or

(C)	investments of capital by the taxpayer, by a related Dutch company or individual, directly or indirectly in or on behalf of the company to which the loan is due;

(v)	with respect to the Intercompany Loans and Cash Pooling Loans taken out by the Dutch Chargors:

(i)	the parties did not in fact intend to provide equity (substance over form);

(ii)	that the provision of the loans and the terms and conditions of the loans, including the interest rates set on the loans, are and will be at arm’s length;

(iii)	that the purpose of the loans is to (re)finance the acquisition, construction and/or improvement of its immovable property situated in The Netherlands;

(iv)	that the interest expenses did not and will not relate legally or de facto, directly or indirectly, to outstanding profit distributions, redemptions or contributions of share capital, or the redemption or extension of a Hybrid Loan (as mentioned in article 10a, paragraph 1 CITA 1969);

(v)	that all loans are structured such that they do not and will not fall within the scope of the interest deduction limitations of article 10a, paragraph 2 CITA 1969. Interest expenses therefore do not and will not relate to a loan related to, without limitation:

(A)	a profit distribution, repayment of capital or redemption of a Hybrid Loan to a related entity or individual;

(B)	the acquisition, including the additional capitalisation of shares in a related company in cases where the ultimate ownership of the shares does not change; or

(C)	investments of capital by the taxpayer, or by a related Dutch company or individual, directly or indirectly in or on behalf of the company to which the loan is due;

(w)	its activity does not as a consequence of the Securitisation Transaction de facto consist solely or almost solely (i.e. for 90% or more) in holding activity or financing activity;

(x)	it will not supply or purchase immovable property whereby purchaser and seller have opted for a VAT taxable supply;

(y)	the following Shurgard companies are part of a Dutch fiscal unity for VAT purposes: Shurgard Nederland BV, Shurgard Nederland Delft BV, Shurgard Nederland Spijkenisse BV, Shurgard Nederland Veldhoven BV, Shurgard Nederland Utrecht Cartesius BV, Shurgard Nederland Utrecht Franciscus BV, Shurgard Nederland Diemen BV, Shurgard Nederland Dordrecht Ampere BV; and

(z)	Shurgard Nederland BV’s shareholdings in the Dutch Chargors and Dutch non-Chargors are held as part of its business assets (vermogen van een onderneming) for Dutch tax purposes.

13.	REPRESENTATIONS AND COVENANTS GIVEN BY THE ENGLISH CHARGORS

13.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each English Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	it is duly incorporated in England and Wales under the Companies Act 1985;

(b)	all amounts borrowed by it prior to the date of this Deed were for the business purpose of financing the acquisition of properties, paying transaction costs and business expenses, or refinancing previous advances lent for those purposes, but not for any other purpose;

(c)	the accounting periods of all English Chargors are and will remain co-terminus;

(d)	save as disclosed in or effected by the Transaction Documents, no arrangements exist at the Closing Date that may cause any of the English Chargors to cease to be a member of the same group as any of the other UK companies;

(e)	all English Chargors are in the same VAT Group or are not in a VAT Group with any other companies or persons;

(f)	the pre-existing discounted loan notes issued by the English Chargors are not transferable or tradable and simply document intercompany indebtedness;

(g)	the debt between the English Chargors and the Borrower being issued under the Securitisation Group Intercompany Loan Agreement does not carry a right to interest which exceeds a reasonable commercial return;

(h)	it will not be the beneficiary or trustee of a settlement;

(i)	it will not enter into an agreement to acquire shares or debentures in other companies in exchange for an issue of securities (paper for paper exchanges) or under a scheme of reconstruction;

(j)	it will not enter into any Corporation Tax Payment Arrangements (arrangements whereby all corporate tax payments are made by a single company for the specified accounting period for all group companies included in such arrangements);

(k)	it has no surplus advance corporation tax as at 6 April 1999;

(l)	all interest due by it to a non-English Chargor under the Securitisation Group Intercompany Loan Agreement will be paid within 12 months of the end of the accounting period in which the interest accrues in its accounts;

(m)	it will not issue a discounted bond under the Securitisation Group Intercompany Loan Agreement which is tradable or transferable;

(n)	any interest earned by it in respect of the loans made under the Securitisation Group Intercompany Loan Agreement or the Cash Pooling Loan and Cash Administrator Agreement is incidental to its trading income; and

(o)	it holds the full legal title to all Mortgaged Property to which it holds the beneficial interest and has paid all stamp duties and stamp duty land tax relating to the purchase of such Mortgaged Property.

14.	REPRESENTATIONS AND COVENANTS GIVEN BY THE ENGLISH CHARGORS AND THE ENGLISH NON-CHARGORS, AND CONFIRMED BY THE BORROWER

14.1	On the date of this Deed and for so long as any of the Notes remain outstanding, each English Chargor and each English Non-Chargor hereby represents and covenants in favour of the Covenantees as follows:

(a)	it will not enter into any agreement to acquire directly or indirectly over 40% of the share capital or voting power of a non UK resident company;

(b)	it is and will remain a UK resident company;

(c)	it will not enter into arrangements to control a UK resident company that then ceases to be UK resident;

(d)	it will not receive any chargeable asset as a gift;

(e)	save as disclosed in or effected by the Transaction Documents, no options or arrangements exist that may cause any of the English Chargors to cease to be a member of the same group as any of the other UK companies;

(f)	it will not enter into arrangements to transfer to another member of the Shurgard Europe Group land or property deriving value from land that has been held as trading stock or where the sole or main purpose of the acquisition is to realise a gain from the disposal of the land;

(g)	no member of the Shurgard UK VAT Group has or will enter into a transaction to purchase or sell items covered by Section 77A, UK VAT Act 1994 in circumstances where they have reason to believe that any earlier seller or buyer will not declare the correct amount of VAT on their transaction in the same goods;

(h)	no Shurgard Europe Group Company has claimed Stamp Duty/SDLT group relief in relation to a transfer in the three years prior to the date hereof;

(i)	the only UK VAT Group members will remain the Shurgard UK VAT Group (as defined herein) and no further company will become a member of the UK VAT Group unless an Authorised Signatory confirms to the Borrower Security Trustee that the VAT liability of that company for any quarter is not anticipated to exceed £50,000 provided that members of the Shurgard UK VAT Group which are not Chargors may leave the Shurgard UK VAT Group;

(j)	if a business is acquired by the UK Shurgard group, the vendor’s VAT registration number will not be acquired as part of the purchase unless the acquisition is made by way of a share acquisition;

(k)	the representative member of the Shurgard UK VAT Group is and will remain Shurgard Storage Centres UK Limited;

(l)	the representative member of the Shurgard UK VAT Group has met and will meet all UK VAT liabilities as they fall due, and all members of the Shurgard UK VAT Group (formerly, currently or prospectively) will make payment to the representative member equivalent to any VAT liabilities at such time as to allow the representative member to settle its liabilities to Customs & Excise as they fall due;

(m)	no former, existing or future member of the Shurgard UK VAT Group will knowingly enter into transactions that are viewed as being abusive to the UK VAT regime or at an undervalue and enable Customs to manipulate the previous or existing structure of the UK VAT Group so that VAT costs would arise.

14.2	On the date of this Deed and for so long as any of the Notes remain outstanding, the Borrower hereby represents and covenants that:

(a)	it will procure that each English Non-Chargor complies with the representations and covenants in Clause 14.1 above; and

(b)	the representations and covenants in Clause 14.1 above constitute legal, valid, binding and enforceable obligations of the English Non-Chargors subject to those matters of law qualified in respect of the English Chargors in legal opinions given on the Closing Date.

15.	COVENANTS RELATING TO GROUP RELIEF

15.1	A Chargor may surrender or transfer any Available Losses to another Chargor for no payment.

15.2	A Chargor may surrender or transfer any Available Losses to any person (including, for the avoidance of doubt, another Chargor) for consideration equal to the amount of the Available Losses to be surrendered multiplied by the higher of:

(a)	the statutory rate of corporation tax applicable in the relevant financial year in which the loss or other amount being surrendered arises; and

(b)	the statutory rate of corporation tax applicable in the relevant financial year in which that claim for surrender of those Available Losses is notified to the relevant tax authority,

payment to be made on the date on which that claim for surrender of those Available Losses is notified to the relevant tax authority.

16.	DISPOSALS

16.1	Disposal of Assets

Each Chargor covenants that it will not dispose of:

(a)	any Mortgaged Property by direct sale of real estate or sale of a Sold Chargor; or

(b)	any other asset the value of which either by itself or when aggregated with the value of all other assets, other than Mortgaged Properties, which the relevant Chargor has disposed of since the Closing Date exceeds €100,000 (or the Applicable Foreign Currency Equivalent),

unless:

(a)	a contract is entered into in respect of the proposed disposal that requires that, if the Chargor or any other member of any VAT Group of which it is a member is required to account for any VAT chargeable on any supply which it makes pursuant to that contract, the person that is to acquire the Mortgaged Property or other asset will pay an amount equal to that VAT to the Chargor that is making the disposal;

(b)	the relevant Chargor has provided the Borrower Security Trustee with an opinion addressed to and satisfactory to the Borrower Security Trustee by an internationally reputable firm of accountants or lawyers confirming the amount of the Disposal Tax Liability;

(c)	where the Disposal Tax Liability that would result were the disposal to occur (as confirmed in the opinion referred to in clause 16.1(b) above) would exceed €100,000 (or the Applicable Foreign Currency Equivalent), and where the Borrower Security Trustee is not satisfied that brought forward losses are sufficient to extinguish the Disposal Tax Liability, the relevant Chargor shall either before or simultaneously with the completion of the proposed disposal:

(i)	deposit an amount of cash equal to the Disposal Tax Liability (less the amount, if any, by which the opinion referred to in clause 16.1(b) above confirms, to the satisfaction of the Borrower Security Trustee, that the Disposal Tax Liability will be reduced by brought-forward losses) into the Disposal Proceeds Account (such deposit, a “Tax Liability Disposal Deposit”); and

(ii)	confirm in writing to the Borrower Security Trustee the amount that has been deposited into the Disposal Proceeds Account pursuant to clause 16.1 (c)(i) above; and

(d)	where brought forward losses are purported to be used to off-set in whole or in part, the opinion referred to in clause 16.1(b) above confirms, to the satisfaction of the Borrower Security Trustee, that such losses are available and can be so used.

16.2	Release of Tax Liability Disposal Deposits

(a)	If a Tax Liability Disposal Deposit is made pursuant to clause 16.1 above, the Borrower Security Trustee and the Cash Administrator undertake to each Chargor that, if the Chargor that has made that Tax Liability Disposal Deposit has complied with such other provisions of the Transaction Documents as may relate to the relevant disposal, and such Chargor provides the Borrower Security Trustee with:

(i)	an opinion satisfactory to the Borrower Security Trustee given by a firm of solicitors or accountants which is satisfactory to the Borrower Security Trustee confirming that the relevant Chargor is required to make a payment to a Tax Authority to satisfy the whole or any part of any liability to Tax in respect of which the relevant Tax Liability Disposal Deposit was made, the Borrower Security Trustee will, no less than 5 and no more than 10 Business Days after receipt of such certificate, authorise the Cash Administrator to, and the Cash Administrator will, immediately withdraw from the Disposal Proceeds Account and pay to the relevant Tax Authority on behalf of the relevant Chargor the whole or such part of such Tax Liability Disposal Deposit as is stated in such opinion as being required to discharge that payment to the Tax Authority;

(ii)	an opinion satisfactory to the Borrower Security Trustee given by a firm of solicitors or accountants which is satisfactory to the Borrower Security Trustee confirming that the whole or any part of any contingent liability to Tax in respect of which the relevant Tax Liability Disposal Deposit has been made no longer exists, the Borrower Security Trustee will, no less than 5 and no more than 10 Business Days after receipt of such opinion, authorise the Cash Administrator to, and the Cash Administrator will, immediately withdraw from the Disposals Proceeds Account and pay to the Chargor the relevant part of such Tax Liability Disposal Deposit which is specified in that opinion; or

(iii)	a certificate signed by two of its directors confirming that the whole or any part of any actual liability to Tax in respect of which the relevant Tax Liability Disposal Deposit has been made has been paid in full, the Borrower Security Trustee will, no less than 5 and no more than 10 Business Days after receipt of such certificate, authorise the Cash Administrator to, and the Cash Administrator will, immediately withdraw from the Disposal Proceeds Account and pay to the relevant Chargor the relevant part of such Tax Liability Disposal Deposit as is certified in such certificate, provided that the Borrower Security Trustee will only authorise payment to a Chargor to the extent of amounts attributable to the relevant Tax Liability Disposal Deposit as evidenced by the records maintained by the Cash Administrator.

(b)	The Cash Administrator undertakes to the Borrower Security Trustee that, if the whole or any part of a Tax Liability Disposal Deposit is released to it pursuant to paragraph 14.3.1(a) above, upon receipt of such funds, it will make the required payment to the relevant Tax Authority in respect of the liability to Tax and, within 5 Business Days of making such payment, the Cash Administrator will provide the Borrower Security Trustee with a certificate signed by two of its directors confirming that the required payment has been made to the relevant Tax Authority.

17.	NEW INTRA-GROUP LEASES

17.1	With the exception, for the avoidance of doubt, of renewals of existing Intra-Group Leases, a Chargor may only grant an Intra-Group Lease to another Chargor or a New OpCo if a tax opinion from an internationally recognised firm of solicitors or chartered accountants, in a form satisfactory to the Borrower Security Trustee, is delivered (and addressed inter alios) to the Borrower Security Trustee covering the tax effect of the Intra-Group Lease (in particular relating to, but not limited to, VAT and stamp duty, transfer tax or registration tax) on the Chargor which grants the Intra-Group Lease, the New OpCo (if applicable) and any other Chargor which may be affected thereby.

18.	NEW CHARGOR

18.1	If any member of the Securitisation Group becomes a Chargor the Borrower shall procure that such member of the Securitisation Group becomes a party to this Agreement as a Chargor by executing and delivering a Chargor Accession Deed to the Borrower Security Trustee.

18.2	With effect from the date of acceptance by the Borrower Security Trustee of an Obligor Accession Deed or, if later the date specified in the Chargor Accession Deed, the new Chargor shall assume the same obligations and become entitled to the same rights as if it had been an original Party to this Agreement.

19.	GENERAL

19.1	This Deed may be executed in counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

19.2	The rights of each party under this Deed:

(a)	may be exercised as often as necessary;

(b)	are cumulative and not exclusive rights and remedies provided by law; and

(c)	may be waived only in writing and specifically.

19.3	The Issuer gives notice to each party hereto that pursuant to Clause 4.1(a) of the Issuer Deed of Charge that it has assigned, on the date hereof, by way of security in favour of the Trustee, the Benefit of this Deed. Each party hereto acknowledges such assignment by the Issuer. Each of Shurgard Storage Centres UK Limited and Shurgard UK Wokingham Limited gives notice to each party hereto that pursuant to Clause 3.3.1 of the English Deed of Charge it has assigned, on the date hereof, by way of security in favour of the Borrower Security Trustee, the Benefit of this Deed. Each party hereto acknowledges such assignment by Shurgard Storage Centres UK Limited and Shurgard UK Wokingham Limited.

19.4	A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Right of Third Parties) Act 1999.

20.	GOVERNING LAW AND JURISDICTION

This Deed is governed by, and shall be construed in accordance with, the laws of England. The English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed and the parties submit to the exclusive jurisdiction of the English courts.

IN WITNESS whereof the Obligors and the Covenantees have caused this Deed to be duly executed the day and year first above mentioned.

The Manager

EXECUTED as a deed	)
By /s/ Paul Salamacaro	)
for and on behalf of	)

CITIGROUP GLOBAL MARKETS LIMITED	)
in the presence of:	)
/s/ Spyro Markesinis	)

Name of witness: Spyro Markesinis

Address: Elm Park Gardens, SW10 9QQ

Occupation: Solicitor

The Issuer

EXECUTED as a deed	)
By /s/ M Sibbing (Attorney))
for and on behalf of	)

SELF-STORAGE SECURITISATION BV	)
in the presence of:	)
/s/ A. Weglau	)

Name of witness: A. Weglau

Address: Locatellikade 1, Amsterdam, The Netherlands

Occupation: Lawyer

The Borrower

EXECUTED as a deed	)
By /s/ Kris van Mieghem	)
for and on behalf of	)

SHURGARD SELF STORAGE SCA	)
in the presence of:	)
/s/ Bruno Laforce	)

Name of witness: Bruno Laforce

Address: Venstraat 29, 2400, Schoten, Belgium

Occupation:

The Trustee

EXECUTED as a deed	)
By /s/ Viola Japaul (Director))
)
and /s/ Marne Lidster (Director))
)
for and on behalf of	)
CITICORP TRUSTEE COMPANY LIMITED	)

The Borrower Security Trustee
EXECUTED as a deed	)
By /s/ Viola Japaul (Director))
)
and /s/ Marne Lidster (Director))
)
for and on behalf of	)
CITICORP TRUSTEE COMPANY LIMITED	)

Chargors
Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Self Storage SCA	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
SSC Benelux Zaventem BVBA	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
SSC Benelux Machelen BVBA	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Imoganco BVBA	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Hobimmo BVBA	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard France SAS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Méditerranée SAS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Investissement 1 SNC	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard IDF Noisy SAS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard IDF Chambourcy SAS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Lyon Gerland	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Storage Centers Sweden KB	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Sweden AB	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Sweden (Arstaberg) KB	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a deed by /s/ Kris van Mieghem	)
Shurgard Storage Centres	)
UK Limited	)
by:	)

Director

Director/Secretary

Executed as a deed by /s/ Kris van Mieghem	)
Shurgard UK	)
Wokingham Limited	)
by:	)

Director

Director/Secretary

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Nederland B.V.	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
BéCé Ateliers B.V.	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Nederland Diemen B.V.	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Nederland Dordrecht	)
Ampere B.V.	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Nederland Delft B.V.	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Nederland Veldhoven B.V.	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Nederland Utrecht	)
Cartesius BV	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Real Estate ApS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Denmark ApS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Roskilde ApS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

Executed as a Deed by /s/ Kris van Mieghem	)
Shurgard Horsholm ApS	)
acting by power of attorney	)

Witness: /s/ Bruno Laforce

Title:

Address Venstraat 29, 2400, Schoten, Belgium

SCHEDULE 1

CHARGORS

Chargors	Registered Office	Reg. No./RC	Jurisdiction
Shurgard Self- Storage SCA	48 Quai de Commerce, 1000 Brussels	enterprise number 0454.097.354	Belgium

SSC Benelux Zaventem BVBA	Oude Bareellei 9- 11, 2170 Merksem	enterprise number 0442.577.841	Belgium

SSC Benelux Machelen BVBA	Oude Bareellei 9- 11, 2170 Merksem	Enterprise number 405.739.815	Belgium

Imoganco BVBA	Oude Bareellei 9- 11, 2170 Merksem	enterprise number 407.817.494	Belgium

Hobimmo BVBA	Oude Bareellei 9- 11, 2170 Merksem	enterprise number 439.707.235	Belgium

Shurgard France SAS	191, rue Saint Honoré, 75001 Paris	RCS 403 609 779	France

Shurgard Méditerranée SAS	24/26, rue Louis Armand, 75015 Paris,	RCS 348 678 244	France

Shurgard Investissement 1 SNC	24/26, rue Louis Armand, 75015 Paris,	RCS 320 460 629	France

Shurgard IDF Noisy SAS	24/26, rue Louis Armand, 75015 Paris,	RCS 442 667 424	France

Shurgard IDF Chambourcy SAS	24/26, rue Louis Armand, 75015 Paris,	RCS 443 409 735	France

Shurgard Lyon Gerland SAS	24/26, rue Louis Armand, 75015 Paris,	RCS 442 667 770	France

Shurgard Storage Centers Sweden KB	Box 36, 171 11 Solna	969639-8479	Sweden

Shurgard Sweden AB	Box 36, 171 11 Solna	556550-5152	Sweden

Shurgard Sweden (Arstaberg) KB	Box 36, 171 11 Solna	969680-3395	Sweden

Chargors	Registered Office	Reg. No./RC	Jurisdiction
Shurgard Storage Centres UK Limited	14 St. Mary’s Road Long Ditton Surbiton Surrey KT6 5EY	3454778	England and Wales

Shurgard UK Wokingham Ltd.	14 St. Mary’s Road Long Ditton Surbiton Surrey KT6 5EY	4464921	England and Wales

Shurgard Nederland B.V.	Verheeskade 327 2521 DE ‘s-Gravenhage	17112607	Netherlands

BéCé Ateliers B.V.	St Gerardusweg 50, 6224 LV Maastricht	14607297	Netherlands

Shurgard Nederland Diemen B.V.	Verheeskade 327 2521 DE ‘s-Gravenhage	27251625	Netherlands

Shurgard Nederland Dordrecht Ampere BV	Verheeskade 327 2521 DE ‘s-Gravenhage	27251628	Netherlands

Shurgard Nederland Delft BV	Verheeskade 327 2521 DE ‘s-Gravenhage	27252034	Netherlands

Shurgard Nederland Veldhoven BV	Verheeskade 327 2521 DE ‘s-Gravenhage	27252063	Netherlands

Shurgard Nederland Utrecht Cartesius BV	Verheeskade 327 2521 DE ‘s-Gravenhage	27252353	Netherlands

Shurgard Real Estate ApS	Banemarksuej 50D- 2605 Brønby, Denmark	25499204	Denmark

Shurgard Denmark ApS	Banemarksuej 50D- 2605 Brønby, Denmark	26271126	Denmark

Shurgard Roskilde ApS	Banemarksvei 50 D, 2605 Brøndby- Denmark	26556252	Denmark

Shurgard Hørsholm ApS	Banemarksuej 50D- 2605 Brønby, Denmark	26609224	Denmark

SCHEDULE 2

AVAILABLE LOSSES BY CHARGOR

Chargor	Type of losses	Local currency	Amount of losses in local currency
UK
Shurgard Storage Centres UK Limited	Indefinite carry forward	GBP	15,009,102

Netherlands
Shurgard Nederland BV	Indefinite carry forward	EUR	13,497,836
BeCE Atteliers BV	Indefinite carry forward	EUR	454,098
Shurgard Nederland Diemen BV	Indefinite carry forward	EUR	65,041
Shurgard Nederland Dordrecht Ampere BV	Indefinite carry forward	EUR	31,726
Shurgard Nederland Delft BV	Indefinite carry forward	EUR	36,027
Shurgard Nederland Veldhoven BV	Indefinite carry forward	EUR	23,643
Shurgard Nederland Utrecht Cartesius BV	Indefinite carry forward	EUR	23,856

Belgium
Shurgard Self-Storage S.C.A.	Indefinite carry forward	EUR	40,460,603

Sweden
Shurgard AB (Includes KBs)	Indefinite carry forward	SEK	375,939,620

France
Shurgard France SAS	Indefinite carry forward	EUR	18,566,410
Shurgard Méditerranée SAS	Indefinite carry forward	EUR	2,241,475
Shurgard IDF Noisy SAS	Indefinite carry forward	EUR	253,572
Shurgard Lyon Gerland SAS	Indefinite carry forward	EUR	161,302

Denmark
Shurgard Denmark ApS	Indefinite carry forward	DKK	11,083,381
Shurgard Real Estate ApS	Indefinite carry forward	DKK	9,265,178
Shurgard Real Estate ApS	Tax loss 2000 to be used latest in 2005	DKK	1,204,431
Shurgard Real Estate ApS	Tax loss 2001 to be used latest in 2006	DKK	6,753,833
Shurgard Hørsholm ApS	Indefinite carry forward	DKK	3,276,307
Shurgard Roskilde ApS	Indefinite carry forward	DKK	4,037,011

SCHEDULE 3

FORM OF OBLIGOR ACCESSION DEED

THIS DEED is made on [date]

BETWEEN:

(1)	[insert full name of new Chargor] (the “Acceding Chargor”); and

(2)	[insert full name of current Borrower Security Trustee] (the “Borrower Security Trustee”), for itself and each of the other parties to the Tax Deed of Covenant referred to below.

This agreement is made on [date] by the Acceding Chargor in relation to an Tax Deed of Covenant (the “Tax Deed of Covenant”) dated [•] between Citigroup Global Markets Limited as Manager, Citicorp Trustee Company Limited as Borrower Security Trustee and others.

The Acceding Chargor has become a Chargor under Transaction Documents in accordance with the terms thereof. The Acceding Chargor is [incorporated][established] and resident for tax purposes in [jurisdiction].

IT IS AGREED as follows:

Terms defined in the Tax Deed of Covenant shall, unless otherwise defined in this Agreement, bear the same meaning when used in this Agreement.

The Acceding Chargor confirms that it intends to be party to the Tax Deed of Covenant as an Chargor, undertakes to perform all the obligations expressed to be assumed by an Chargor under the Tax Deed of Covenant and agrees that it shall be bound by all the provisions of the Tax Deed of Covenant as if it had been an original party to the Tax Deed of Covenant.

This Agreement shall be governed by, and construed in accordance with, English law.

THIS AGREEMENT has been signed on behalf of the Borrower Security Trustee and executed as a deed by the Acceding Chargor and is delivered on the date stated above.

The Acceding Chargor

EXECUTED AS A DEED	)

BY [Full Name of Acceding Chargor]	)

Director

Director/Secretary

Address for notices:

Address:

Fax:

The Borrower Security Trustee

EXECUTED AS A DEED

BY [Full Name of current Borrower Security Trustee]

By:

Date: